UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2021

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on November 1, 2021 of the transactions contemplated by that certain Separation and Distribution Agreement, dated as of April 14, 2021 and amended as of October 7, 2021 and November 1, 2021 (the “Separation and Distribution Agreement”) and the exhibits thereto (the “Transactions”), by and among VMware, Inc. (“VMware”) and Dell Technologies Inc. (“Dell” and, together with VMware, the “Parties”). The Parties completed the Transactions pursuant to the terms of the Separation and Distribution Agreement through a series of transactions resulting in (i) the separation of VMware from Dell, (ii) the payment by VMware of an $11.5 billion, one-time special cash dividend pro-rata to all VMware stockholders as of the close of business on October 29, 2021 (the “Special Dividend”), (iii) the distribution by Dell of all issued and outstanding shares of Class A common stock of VMware, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock of VMware, par value $0.01 per share (“Class B Common Stock” and, collectively with the Class A Common Stock, the “Common Stock”) then owned by Dell (representing approximately 80.5% of the total issued and outstanding Common Stock and approximately 97.4% of the outstanding voting power of the issued and outstanding Common Stock) pro-rata to all Dell stockholders as of the close of business on October 29, 2021 (the “Distribution”) and (iv) immediately following, and automatically as a result of the Distribution, and prior to receipt thereof by Dell’s stockholders, the automatic conversion of each share of Class B Common Stock into one fully paid and non-assessable share of Class A Common Stock (the “Conversion”).

As a result of the Transactions, the pre-transaction stockholders of Dell now own shares of two separate public companies: (1) VMware, which will continue to own the businesses of VMware and its subsidiaries, and (2) Dell, which will continue to own Dell’s other businesses and subsidiaries. Upon completion of the Transactions, the Class A Common Stock became the sole outstanding class of Common Stock and will continue to trade on the New York Stock Exchange under the symbol “VMW”.

Item 1.01    Entry into a Material Definitive Agreement.

On November 1, 2021, VMware entered into several agreements with Dell, its affiliates and certain stockholders of Dell in connection with the consummation of the Transactions, including the following agreements:

•	A Commercial Framework Agreement, by and between VMware and Dell (the “CFA”);

•

A Stockholders Agreement, by and among VMware, Michael S. Dell, Susan Lieberman Dell Separate Property Trust, SL SPV-2, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., Silver Lake Partners V DE (AIV), L.P., Silver Lake Group, L.L.C. and Silver Lake Technology Investors V, L.P. (the “SHA”);

•

A Registration Rights Agreement, by and among VMware, Michael S. Dell, Susan Lieberman Dell Separate Property Trust, SL SPV-2, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., Silver Lake Partners V DE (AIV), L.P., Silver Lake Group, L.L.C. and Silver Lake Technology Investors V, L.P. (the “RRA”);

•	A Covenant Not to Sue and Release Agreement, by and between VMware and Dell (the “CNTS Agreement”);

•	A Governance Letter Agreement Amendment, by and between VMware and Dell (the “Governance Letter”); and

•	A letter agreement, by and between VMware and Dell (the “SDA Letter Agreement”).

Summaries of the principal terms of each of the CFA, the SHA, the RRA, the CNTS Agreement and the Governance Letter are set forth under Item 1.01 of VMware’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2021 (the “April 14 8-K”) and are incorporated by reference herein.

SDA Letter Agreement

The SDA Letter Agreement provides for the survival of certain provisions of that certain Amended and Restated Master Transaction Agreement, dated January 9, 2018 (the “MTA”), by and among VMware, Dell and EMC Corporation (“EMC”), including the cross-release of pre-IPO claims. The SDA Letter Agreement also amends the Separation and Distribution Agreement to extend the settlement date for certain intercompany accounts and sets the effective time of the Distribution as 4:01 p.m., Eastern Time, on the date of the Distribution.

The summaries contained herein and in the April 14 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of each of the CFA, the SHA, the RRA, the CNTS Agreement, the Governance Letter and the SDA Letter Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

On November 1, 2021, in connection with the consummation of the Transactions, VMware entered into an Amendment and Termination of 2007 Intellectual Property Agreement, by and between VMware and EMC, which terminated the Intellectual Property Agreement, dated as of August 13, 2007, by and between VMware and EMC.

Also on November 1, 2021, in accordance with the terms of the Separation and Distribution Agreement, VMware and Dell or their respective affiliates terminated (i) that certain Amended and Restated Real Estate License Agreement, dated September 21, 2015, between EMC and VMware and all underlying documents executed in connection therewith and (ii) the MTA, subject to the survival of certain provisions of the MTA pursuant to the SDA Letter Agreement.

As a result of the Distribution, that certain Amended and Restated Insurance Matters Agreement, dated as of January 9, 2018, by and between VMware, Dell and EMC, will terminate effective December 16, 2021 in accordance with its terms.

Item 3.02.    Unregistered Sales of Equity Securities.

As a result of the Conversion, VMware issued 307,221,836 shares of Class A Common Stock in respect of the converted shares of Class B Common Stock. The Class A Common Stock issued upon consummation of the Conversion was issued pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note of this Current Report with respect to the Conversion and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.    Changes in Control of Registrant.

As a result of the Distribution, Dell no longer beneficially owns a majority of the Common Stock and a majority of the voting power of the Common Stock, as all Common Stock beneficially owned by Dell was distributed to the holders of Dell common stock as part of the Distribution.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Information Statement on Schedule 14C filed by VMware with the SEC on August 23, 2021 and mailed to VMware’s stockholders on or about August 24, 2021 (the “Information Statement”), in connection with the Transactions, on April 13, 2021, certain wholly owned subsidiaries of Dell executed and delivered written consents in accordance with Section 228 of the Delaware General Corporation Law approving, contingent upon, and following, the Distribution, an Amended and Restated Certificate of Incorporation of VMware (the “A&R Charter”) and an Amended and Restated Bylaws of VMware (the “A&R Bylaws” and, together with the A&R Charter, the “Amendments”), each in the forms attached as exhibits to the Separation and Distribution Agreement.

On November 1, 2021, following the consummation of the Distribution, VMware amended and restated its existing certificate of incorporation in its entirety by filing the A&R Charter with the Secretary of State of the State of Delaware. Concurrently with filing the A&R Charter, VMware amended and restated its existing bylaws in the form of the A&R Bylaws. The Amendments reflect, among other things, the removal of the Class B Common Stock and rights specific to Dell and EMC. The Amendments also provide that directors on the VMware Board of Directors may be removed only for cause.

The foregoing description of the A&R Charter and the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Charter and A&R Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

On November 1, 2021, VMware issued a press release announcing the consummation of the Transactions and the spin-off from Dell.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

3.1	Amended and Restated Certificate of Incorporation of VMware, Inc.

3.2	Amended and Restated Bylaws of VMware, Inc.

10.1*	Commercial Framework Agreement, dated as of November 1, 2021, by and between VMware, Inc. and Dell Technologies Inc.

10.2	Stockholders Agreement, dated as of November 1, 2021, by and among VMware, Inc., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, SL SPV-2, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., Silver Lake Partners V DE (AIV), L.P., Silver Lake Group, L.L.C. and Silver Lake Technology Investors V, L.P.

10.3	Registration Rights Agreement, dated as of November 1, 2021, by and among VMware, Inc., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, SL SPV-2, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., Silver Lake Partners V DE (AIV), L.P., Silver Lake Group, L.L.C. and Silver Lake Technology Investors V, L.P.

10.4	Covenant Not to Sue and Release Agreement, dated as of November 1, 2021, by and between VMware, Inc. and Dell Technologies Inc.

10.5	Governance Letter Agreement Amendment, dated as of November 1, 2021, by and between VMware, Inc. and Dell Technologies Inc.

10.6*	Letter Agreement, dated as of November 1, 2021, by and between VMware, Inc. and Dell Technologies Inc.

99.1	Press Release of VMware, Inc. dated November 1, 2021

* Certain schedules and exhibits to the CFA and the SDA Letter Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VMware hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary